Investor Presentation Hamilton Insurance Group, Ltd. June 30, 2024

2 Special Note Regarding Forward-Looking Statements This information includes “forward looking statements” pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of terms such as “believes,” “expects,” “may,” “will,” “target,” “should,” “could,” “ would,” “seeks,” “intends,” “plans,” “contemplates,” “estimates,” or “anticipates,” or similar expressions which concern our strategy, plans, projections or intentions. These forward-looking statements appear in a number of places throughout and relate to matters such as our industry, growth strategy, goals and expectations concerning our market position, future operations, margins, profitability, capital expenditures, liquidity and capital resources and other financial and operating information. By their nature, forward-looking statements: speak only as of the date they are made; are not statements of historical fact or guarantees of future performance; and are subject to risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. Our expectations, beliefs, and projections are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and projections will be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. There are a number of risks, uncertainties, and other important factors that could cause our actual results to differ materia lly from the forward-looking statements contained herein. Such risks, uncertainties, and other important factors include, among others, the risks, uncertainties and factors set forth in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Annual Repo rt on Form 10-K for the year ended December 31, 2023 (the “Form 10-K”) and other subsequent periodic reports filed with the Securities and Exchange Commission and the following: • our results of operations and financial condition could be adversely affected by unpredictable catastrophic events, global cl imate change or emerging claim and coverage issues; • our business could be materially adversely affected if we do not accurately assess our underwriting risk, our reserves are in adequate to cover our actual losses, our models or assessments and pricing of risks are incorrect or we lose important broker relationships; • the insurance and reinsurance business is historically cyclical and the pricing and terms for our products may decline, which would affect our profitability and ability to maintain or grow premiums; • we have significant foreign operations that expose us to certain additional risks, including foreign currency risks and polit ical risk; • we do not control the allocations to and/or the performance of the Two Sigma Hamilton Fund, LLC ("TS Hamilton Fund")’s invest ment portfolio, and its performance depends on the ability of its investment manager, Two Sigma Investments, LP (“Two Sigma”), to select and manage appropriate i nvestments and we have a limited ability to withdraw our capital accounts; • Two Sigma Principals, LLC, Two Sigma and their respective affiliates have potential conflicts of interest that could adversely affect us; • the historical performance of Two Sigma is not necessarily indicative of the future results of the TS Hamilton Fund’s investm ent portfolio or of our future results • our ability to manage risks associated with macroeconomic conditions resulting from geopolitical and global economic events, including public health crises, current or anticipated military conflicts, terrorism, sanctions, rising energy prices, inflation and interest rates and other global events; • our ability to compete successfully with more established competitors and risks relating to consolidation in the reinsurance and insurance industries; • downgrades, potential downgrades or other negative actions by rating agencies; • our dependence on key executives, including the potential loss of Bermudian personnel as a result of Bermuda employment restr ictions, and the inability to attract qualified personnel, particularly in very competitive hiring conditions; • our dependence on letter of credit facilities that may not be available on commercially acceptable terms; • our potential need for additional capital in the future and the potential unavailability of such capital to us on favorable terms or at all;

3 • the suspension or revocation of our subsidiaries’ insurance licenses; • risks associated with our investment strategy, including such risks being greater than those faced by competitors; • changes in the regulatory environment and the potential for greater regulatory scrutiny of the Company going forward; • a cyclical downturn of the reinsurance industry; • operational failures, failure of information systems or failure to protect the confidentiality of customer information, inclu ding by service providers, or losses due to defaults, errors or omissions by third parties or our affiliates; • we are a holding company with no direct operations, and our insurance and reinsurance subsidiaries’ ability to pay dividends and other distributions to us is restricted by law; • risks relating to our ability to identify and execute opportunities for growth or our ability to complete transactions as planned or realize the anticipated benefits of our acquisitions or other investments; • our potentially becoming subject to U.S. federal income taxation, Bermuda taxation or other taxes as a result of a change of tax laws or otherwise; • the potential characterization of us and/or any of our subsidiaries as a passive foreign investment company, or PFIC; • our potentially becoming subject to U.S. withholding and information reporting requirements under the U.S. Foreign Account Ta x Compliance Act, or FATCA, provisions; • our costs will increase as a result of operating as a public company, and our management will be required to devote substanti al time to complying with public company regulations; • if we were to identify a material weakness and were unable to remediate such material weakness, or fail to achieve and mainta in effective internal controls, our operating results and financial condition could be impacted and the market price of our Class B common shares may be negative ly affected; • the lack of a prior public market for our Class B common shares means our share price may be volatile and anti-takeover provisions contained in our organizational documents could delay management changes; • the potential that the market price of our Class B common shares could decline due to future sales of shares by our existing shareholders; • applicable insurance laws, which could make it difficult to effect a change of control of our company; and • investors may have difficulties in serving process or enforcing judgments against us in the United States. There may be other factors that could cause our actual results to differ materially from the forward-looking statements, including factors disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Fo rm 10-K and other subsequent periodic reports filed with the Securities and Exchange Commission. You should evaluate all forward-looking statements made herein in the context of these risks and uncertainties. You should read this information completely and with the understanding that actual future results may be materially different from expectations. We caution you that the risks, uncertainties, and other factors referenced above may not contain all of the risks, uncertainties and other factors th at are important to you. In addition, we cannot assure you that we will realize the results, benefits, or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. All forward-looking statements contained herein apply only as of the date hereof and are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances. Special Note Regarding Forward-Looking Statements, Continued

Introduction to Hamilton

Highly Entrepreneurial & Experienced Leadership Team Fostering an Attractive Culture

Management team with 230+ years of collective (re)insurance experience

Executive Leadership



Pina Albo
30+ Years
Group CEO
Former: Munich Re



Craig Howie
35+ Years
Group CFO
Former: Everest



Adrian Daws
20+ Years
CEO, Hamilton Global Specialty
Former: CNA Hardy



Anita Kuchma
35+ Years
CEO, Hamilton Select
Former: Munich Re



Megan Graves
20+ Years
CEO, Hamilton Re
Former: AIG



Venkat Krishnamoorthy
30+ Years (IT Industry)
Group CTO
Former: Coleman Research Group



Alex Baker
20+ Years
Group Chief Risk Officer
Former: Chubb Insurance



Gemma Carreiro
20+ Years
General Counsel
Former: PartnerRe



Daniel Fisher
20+ Years
Group Head of HR, Communications & Culture
Former: Munich Re

In Good Company

- Highly Collaborative
- Service Oriented
- Expertise
- Open, Diverse and Inclusive

Experienced Board of Directors

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6 Hamilton – Overview and Results Annual Segmental Results Group Financial Highlights $4.4B 2Q 2024 Cash & Invested Assets $2.2B 2Q 2024 Shareholders’ Equity $2.0B FY 2023 $1.3B 1H 2024 Gross Premiums Written $130m FY 2023 $98m 1H 2024 Underwriting Income 90.1% FY 2023 87.9% 1H 2024 Combined Ratio $259m FY 2023 $288m 1H 2024 Net Income R e p o rt in g S e g m e n ts International 2023 GPW $1.1B Bermuda 2023 GPW $846m Hamilton Global Specialty (London & Dublin) Hamilton Select (USA) Hamilton Re (Bermuda)O p e ra ti n g P la tf o rm s 20 2 3 S e g m e n t C o m b in e d R at io 94.7% 84.9% *Ratings of Hamilton Re, Ltd. and Hamilton Insurance DAC. Financial Strength Ratings “A” (Stable) AM Best “A” (Stable) KBRA “A-” (Stable) Fitch

A Scaled Global Operation – Managing Across Market Cycles

Our 2023 business was diversified by (re)insurance, main classes of business, and segment

Insurance / Reinsurance



Reinsurance
43%
GPW:
$2.0B[1]
Insurance
57%

Class of Business



Property
23%
GPW:
$2.0B[1]
Casualty
46%
Specialty
31%

Business Segments



Bermuda
43%
GPW:
$2.0B[1]
International
57%

Efficient Global Footprint



Two Business Segments and Three Underwriting Platforms

International

Hamilton Global Specialty
- Lloyd's Syndicate 4000
- Hamilton Insurance DAC (Ireland)
- HMGA Americas (In House US MGA)
- 90+ underwriters

Hamilton Select
- Hamilton Select
- 40+ underwriters

Bermuda

Hamilton Re
- Hamilton Re
- Hamilton Re US
- 25+ underwriters

Three complementary underwriting platforms to maximize returns through the cycle

1) Gross premiums written for the year ended December 31, 2023.

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Hamilton is Guided by Four Business Imperatives

1 Sustainable Underwriting Profitability
- Data driven, disciplined underwriting & risk-management culture
- Effectively managing volatility from natural catastrophe events

2 Strategic Growth
- Three complementary underwriting platforms with expertise in cycle management
- Double digit growth every year since 2018 reflecting cycle dynamics

3 Technology Enablement
- Combination of proprietary and partner technology solutions
- Enable data informed decisions, operational efficiency and digital automation

4 Magnet for Talent
- Attracting and retaining top talent in a highly competitive marketplace
- Collaborative culture with high accountability and ownership mentality

You're "In good company" with Hamilton

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9 85% 71% 68% 60% 54% 53% 56% 41% 40% 38% 37% 36% 36% 32% 126% 111% 106% 96% 90% 89% 88% 2019 2020 2021 2022 2023 1H 2023 1H 2024 $731 $1,087 $1,447 $1,647 $1,951 $1,043 $1,325 2019 2020 2021 2022 2023 1H 2023 1H 2024 Hamilton Group – Strategic Growth and Sustainable Underwriting Profitability Hamilton Group - Gross Premiums Written ($’m) Hamilton Group - Combined Ratio(1) Loss Ratio Expense Ratio (2) 1) Numbers may not add due to rounding. 2) Excludes impact of Ukraine Conflict; Combined ratio including the Ukraine Conflict was 103%. Double digit top line growth with bottom line improvement

Segment Results

11 International Segment : Market Leading Writer of Specialty (Re)Insurance Business Specialty insurance products written in Lloyd’s, Hamilton Insurance DAC, HMGA Americas & Hamilton Select 12% 45% 43% Property Casualty Specialty 2023 GPW Business Mix 90% 10% Insurance Reinsurance $1.1B Leading specialty insurance business with a track record of profitability and low volatility Specialized underwriters leading consortia on behalf of other brand name peers Ability to offer both Lloyd’s and company paper across multiple platforms Longstanding client & broker relationships fuel growth in core E&S markets Limited legacy exposures Hamilton Select: New US domiciled carrier writing SME hard-to-place E&S business Hamilton Select $78m / 7%

12 103% 65% 63% 50% 52% 48% 56% 50% 46% 44% 43% 43% 42% 39% 153% 111% 108% 93% 95% 91% 94% 2019 2020 2021 2022 2023 1H 2023 1H 2024 (2) Hamilton made transformative acquisition of Pembroke Managing Agency in 2019 International Segment: Measured Growth Following Significant Acquisition in 2019 $277 $662 $892 $933 $1,106 $525 $632 2019 2020 2021 2022 2023 1H 2023 1H 2024 International Segment - Gross Premiums Written ($’m) International Segment - Combined Ratio (1) Loss Ratio Expense Ratio 1) Numbers may not add due to rounding. 2) Excludes impact of Ukraine Conflict; Combined ratio including the Ukraine Conflict was 97%.

13 Established, scaled and scalable platform with broad, diversified client base Underwriting profitability through portfolio optimization and cycle management Accelerate targeted growth in current favorable reinsurance market, complementing cat offerings with other lines of business Ability to write reinsurance business through both Bermuda and US underwriting teams Clear, consistent appetite and responsive service rewarded by clients and brokers Data-driven, digital approach supports underwriting and operational efficiencies Bermuda Segment: Well Diversified Writer of Property, Casualty and Specialty Classes Underwriting-focused operation with strong foundation to capture growth opportunities 38% 47% 15% Property Casualty Specialty 14% 86% Insurance Reinsurance 2023 GPW Business Mix $846m

14 Current portfolio mix has resulted in meaningful growth and improved underwriting results Bermuda Segment: Strategic Growth Following Portfolio Optimization 74% 81% 75% 72% 57% 59% 56% 36% 31% 29% 29% 28% 28% 26% 110% 111% 104% 101% 85% 87% 81% 2019 2020 2021 2022 2023 1H 2023 1H 2024 $454 $425 $554 $713 $846 $518 $693 2019 2020 2021 2022 2023 1H 2023 1H 2024 Bermuda Segment - Gross Premiums Written ($’m) Bermuda Segment - Combined Ratio(1) Loss Ratio Expense Ratio 1) Numbers may not add due to rounding. 2) Excludes impact of Ukraine Conflict; Combined ratio including the Ukraine Conflict was 110%. (2)

Invested Assets

16 Focused on delivering a combination of stable investment income and low-correlated absolute returns Hamilton Invested Assets $4.4 billion in invested assets at June 30, 2024 Two distinct investment portfolios: fixed income and total return Fixed income portfolio focuses on preservation of capital and high liquidity Total return portfolio provides uncorrelated returns with moderate volatility and high liquidity – TSHF return of 12.9% for 1H 2024 Portfolio mix of 58% fixed income and short-term / 42% total return at June 30, 2024

17 Two Sigma Hamilton FundFixed Income PortfolioA B Preservation of Capital 1 Liquidity 2 Diversification 3 Attractive Returns 4 Risk Management & Governance 5 ✓ Aa3 average credit quality 100% investment grade ✓ Highly liquid ✓ Market sector diversification ✓ 4.0% book yield, 2Q 2024 ✓ Investment guidelines from Investment Committee ✓ Low-correlation to equity markets; long- term positive returns ✓ Redeemable within 5 days ✓ 3 unique investment vehicles ✓ 13.0% annualized return since inception (2014) ✓ Hold lesser of $1.8B or 60% of Hamilton net tangible assets in TSHF; arms- length IMA with Two Sigma Investment Strategy Review - $4.4 Billion Investment Portfolio as of June 30, 2024 Fixed Income, Short-Term and Cash 58% / $2.5B Two Sigma Hamilton Fund 42% / $1.8B

18 Fixed Income Investment Portfolio as of June 30, 2024 49% 33% 11% 7% Corporate US Treasury US Agency Other $2.1B Corporate A3 US Treas. Aaa US Agency Aaa Other Aa1 Fixed Income portfolio is managed by two external managers Fixed income investments of $2.1 billion – Average rating of Aa3, and duration of 3.3 years

Two Sigma Hamilton Fund, LLC ("TSHF")

Diversified fund focused on liquid strategies in global equities, fixed income, futures, and FX markets

Overview of Two Sigma and TSHF

- Two Sigma Investment Management aims to deliver low-correlated absolute returns through the systematic application of fundamental, technical, alpha capture and event models
  - Manages over $63B in assets
  - Deploys and seeks to continuously improve intelligent investment management systems first created in 2001
  - Proven, industry leading approach to data science and analytics
  - Over 2,000 employees of which ~1,000 are research and development professionals
  - Seeks to systematically manage risk with human oversight at multiple levels through the investment process
- TSHF is a diversified fund focused on liquid strategies in fixed income, global equities, futures and FX markets

Two Sigma Hamilton Fund

$1.8B
TSHF as of June 30, 2024

13.0%
Average annual returns 2014-2Q24

Dedicated-fund of one

3 portfolios
2 equity focused, 1 macro focused

Highly liquid
Investments

1.41
Sharpe Ratio since inception

TSHF Annual Returns Since 2018



19.9%
6.1%
-4.6%
17.7%
4.6%
7.6%
2018
2019
2020
2021
2022
2023

1) TSHF Annual Returns correspond to Hamilton Fiscal Year which was Dec 1- Nov 30 until FY 2022.

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Investing in Hamilton

21 5 A scaled, diversified, global specialty insurance and reinsurance operation Highly entrepreneurial & experienced leadership team fostering a distinctive and attractive culture Disciplined and data-driven underwriting approach to drive sustainable profitability Strong balance sheet with significant financial flexibility Proprietary technology infrastructure to support underwriting and operational efficiencies Differentiated asset management capabilities with Two Sigma to enhance investment returns Ability to grow profitably, navigating across all market cycles Poised to Deliver Significant Shareholder Value Hamilton Insurance Group - Who We Are Today

Hamilton Insurance Group, Ltd. Wellesley House North, 1st Floor 90 Pitts Bay Road, Pembroke HM08, Bermuda +1 (441) 405 5200 hamiltongroup.com Contact us at: Investor.Relations@hamiltongroup.com